UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2005
CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)
The Netherlands
(State or other jurisdiction of incorporation)

1-12815 (Commission File Number)	N.A. (IRS Employer Identification No.)

Polarisavenue 31 2132 JH Hoofddorp The Netherlands (Address of principal executive offices)	N.A. (Zip Code)
Registrant’s telephone number, including area code: 31-23-568-5660
N.A.
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events
(a) On November 11, 2005, Chicago Bridge & Iron Company N.V. issued a press release commenting on the delay in filing its Form 10-Q for the third quarter ended September 30, 2005 and releasing certain available financial information. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     Item 9.01 Financial Statements and Exhibits
(c) Exhibit 99.1 — Company Press Release dated November 11, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V. By: Chicago Bridge & Iron Company B.V. Its: Managing Director
Date: November 11, 2005	By:	/s/ Gerald M. Glenn
Managing Director